SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                         /x/

Filed by a Party other than the Registrant      / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        The European Warrant Fund, Inc.

               (Name of Registrant/s as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                        THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017
                                 -------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 21, 2000
                                 -------------

To the Stockholders of
        THE EUROPEAN WARRANT FUND, INC.

     Notice is hereby given that the Annual Meeting of Stockholders of The European Warrant Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, New York 10017, at 10:00 a.m. Eastern time, on June 21, 2000, for the following purposes:

     1.   To elect three Directors of the Fund (Proposal 1).

     2. To ratify the selection of KPMG LLP as independent accountants for the Fund for the fiscal year ending March 31, 2001 (Proposal 2).

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Fund has fixed the close of business on May 1, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                         By Order of the Board of Directors,

                                         Pierre Beauport
                                         Secretary

May 12, 2000

STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3.   Other Accounts:  The capacity of the individual signing the proxy card
          should  be   indicated   unless  it  is   reflected  in  the  form  of
          registration. For example:

        REGISTRATION                            VALID SIGNATURE
        ------------                            ---------------

CORPORATE ACCOUNTS

(1) ABC Corp. ............................      ABC Corp.
(2) ABC Corp. ............................      John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer ..............      John Doe
(4) ABC Corp. Profit Sharing Plan.........      John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust ............................      Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78 ..      Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B.
    Smith, Jr. UGMA ......................      John B. Smith
(2) John B. Smith ........................      John B. Smith, Jr., Executor

                        THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017
                                ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 21, 2000
                                ----------------

                                PROXY STATEMENT

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The European Warrant Fund, Inc. (the "Fund") for use at its Annual Meeting of Stockholders to be held on June 21, 2000 at 10:00 a.m. Eastern time, at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, New York 10017, and at any adjournments thereof (collectively, the "Annual Meeting"). A Notice of Annual Meeting of Stockholders and proxy card accompany this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to stockholders (the "Stockholders") is May 12, 2000.

   At the Annual Meeting, Stockholders will be asked to consider and vote upon the following:

   1. Election of three Directors of the Fund (Proposal 1).

   2. Ratification of the selection of KPMG LLP as independent accountants for the Fund for the fiscal year ending March 31, 2001 (Proposal 2).

   3. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

   Proxy solicitations will be made, beginning on or about May 12, 2000, primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Fund; Julius Baer Securities Inc. ("Julius Baer Securities" or the "Adviser"), the investment adviser of the Fund; and Investors Bank & Trust Company ("Investors Bank"), the custodian, administrator and transfer agent of the Fund. Julius Baer Securities is located at 330 Madison Avenue, New York, NY 10017 and Investors Bank is located at 200 Clarendon Street, Boston, MA 02116. In addition, the Fund has engaged D.F. King & Co., Inc., 77 Water Street, New York, NY 10005, (800) 848-3402, to solicit proxies on behalf of the Fund's Board of Directors for a fee not to exceed $3,500 plus out-of-pocket expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares (the "Shares").

   The Fund's Annual Report to Stockholders for the fiscal year ended March 31, 2000, containing audited financial statements may be obtained, without charge, by calling 1-800-387-3977 or mailing your request to: The European Warrant Fund, Inc., c/o Investors Bank & Trust Company, P.O. Box 9130, MFD-23, Boston, MA 02117-9130.

   Any Stockholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Secretary of the Fund.

   In the event that a quorum is not present at the Annual Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A Stockholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Annual Meeting.

   The Fund has one class of common stock, which has a par value of $.001 per Share. On May 1, 2000, the record date, there were 13,337,093 Shares outstanding. Each Share outstanding on the record date is entitled to one vote on all matters submitted to Stockholders at the Annual Meeting, with pro rata voting rights for any fractional Shares. The Fund does not know of any person who beneficially owned more than 5% of the Fund's outstanding Shares as of the record date.

   The tellers appointed for the Annual Meeting will count the total number of votes cast FOR approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count Shares represented by proxies that withhold authority to vote for a nominee for election as a Director or that reflect abstentions or "broker nonvotes" (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Directors (Proposal 1) and ratification of accountants (Proposal 2), neither withholding authority to vote nor abstentions or broker nonvotes have any effect on the outcome of the voting on the matter.

                       PROPOSAL 1: ELECTION OF DIRECTORS

   The first proposal to be considered at the Annual Meeting is the election of three (3) of the six (6) Directors of the Fund. The Board of Directors is divided into three classes and each year the term of office of one class expires. At the Annual Meeting, the election of Harvey B. Kaplan, Thomas J. Gibbons and Bernard Spilko as Class III Directors is proposed, with each Director to hold office for a period of three years, and until each successor is elected and qualified. Messrs. Kaplan, Gibbons and Spilko currently serve as Directors of the Fund and have consented to continue to serve as Directors of the Fund if elected at the Annual Meeting. If the designated nominees decline or otherwise become unavailable for election, however, the persons named in the proxy have discretionary authority to vote in favor of a substitute nominee or nominees.

   Any Director may resign and any Director may be removed at any annual or special meeting of Stockholders called for that purpose by a vote of at least 75% of the votes entitled to be cast on the matter. In case a vacancy shall exist for any reason, the remaining Directors may fill such vacancy by appointing another Director. If, at any time, less than a majority of the Directors holding office have been elected by the Stockholders, the Directors then in office will call a Stockholders meeting for the purpose of electing Directors to fill any existing vacancies in the Board of Directors.

   Set forth below is certain information regarding each nominee for election to the Fund's Board of Directors.


                                                                                        AMOUNT AND NATURE
                                                                                        OF BENEFICIAL
                                                        SERVED AS                       OWNERSHIP(2)
NAME, AGE, PRINCIPAL OCCUPATION AND OTHER               DIRECTOR                        OF SHARES OF THE FUND
DIRECTORSHIPS(1) DURING THE PAST FIVE YEARS             SINCE           CLASS           AS OF MARCH 31, 2000
-------------------------------------------             ---------       -----           ---------------------

Harvey B. Kaplan, age 62                                1990            III                     2,075
Controller (Chief Financial Officer), Easter
Unlimited, Inc. (toy and novelty manufacturer
and importer); Trustee, Julius Baer Investment
Funds.

Thomas J. Gibbons, age 52                               1993            III                     ___
President, Cornerstone Associates
Management (Consulting Firm).

Bernard Spilko*, age 58                                 1993            III                     3,480
Chairman of the Board; General Manager and
Senior Vice President, Bank Julius Baer & Co.,
Ltd. (New York Branch); Director and Managing
Director, Julius Baer Securities Inc.;
Director, Baer American Banking Corp.; Chairman
of Julius Baer Investment Funds.

   The following Directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:


                                                                                        AMOUNT AND NATURE
                                                                                        OF BENEFICIAL
                                                        SERVED AS                       OWNERSHIP(2)
NAME, AGE, PRINCIPAL OCCUPATION AND OTHER               DIRECTOR                        OF SHARES OF THE FUND
DIRECTORSHIPS(1) DURING THE PAST FIVE YEARS             SINCE           CLASS           AS OF MARCH 31, 2000
-------------------------------------------             ---------       -----           ----------------------

Martin Vogel*, age 36                                   1997            I                       __
Member of Management Committee, Julius Baer
Investment Funds Services, Ltd. (Zurich)
(1996-present); Attorney, Schaufelberger &
van Hoboken (1994-1996); Attorney, Rohner &
Partner (1993-1994). Secretary of the Board of
Directors of the Luxembourg domiciled investment
companies and of Julius Baer Investment Funds
Services, Ltd. (1996-present).

Antoine Bernheim, age 46                                1990            I                       __
President, Dome Capital Management Inc.;
Chairman, Dome Securities Corp. (1995-present);
President, The U.S. Offshore Funds Directory Inc.;
Director, Dome Capital Ltd.; Director, College
Savings Bank.

Lawrence A. Fox, age 76                                 1990            II                      1,405
Consulting Economist.


__________

* "Interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(1) Directorships of companies that are required to report to the Securities and Exchange Commission (the "SEC") or are registered as investment companies under the 1940 Act. Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for at least five years.

(2) For this purpose "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "1934 Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the Directors. Mr. Spilko has shared voting power with respect to his Shares. As of March 31, 2000, the Directors and officers of the Fund collectively beneficially owned less than 1% of the outstanding Shares.

   The Board of Directors held five meetings during the fiscal year ended March 31, 2000. All of the Directors attended at least 75% of the Board and Committee meetings of which they were members.

   The following table lists the compensation paid to each of the Directors by both the Fund and the Fund Complex during the Fund's fiscal year ended March 31, 2000. For purposes of this table the term "Fund Complex" includes all funds that have a common or affiliated investment adviser:

                              COMPENSATION TABLE*

                                AGGREGATE               TOTAL COMPENSATION
                                COMPENSATION            FROM FUND AND
NAME OF PERSON, POSITION        FROM FUND               FUND COMPLEX
------------------------        ------------            ------------------

Antoine Bernheim, Director      $8,500                  $8,500

Lawrence A. Fox, Director        8,500                   8,500

Thomas J. Gibbons, Director      8,500                   8,500

Harvey B. Kaplan, Director       8,750                  14,750
                                ------                  ------
Total                          $34,250                 $40,250
                                                        ======

__________

* The remainder of the Directors and officers of the Fund did not receive compensation from either the Fund or the Fund Complex. The Fund has no retirement or pension plan for its Directors and officers.

   The Board of Directors has an Audit Committee and a Nominating Committee consisting of all of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors"). Currently, Messrs. Bernheim, Fox, Gibbons and Kaplan comprise the Audit Committee and the Nominating Committee. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. The Audit Committee had one meeting during the fiscal year ended March 31, 2000. The Nominating Committee makes nominations for Independent Directors of the Board of Directors and reviews committee assignments. The Nominating Committee did not have any meetings during the fiscal year ended March 31, 2000. The Fund does not have a compensation committee. Compensation matters are considered by the Board of Directors. Nominees recommended by Stockholders will be considered by the Board of Directors. Recommendations should be submitted in writing to the Secretary of the Fund.

   The executive officers of the Fund are listed in the table below, with the exception of its Chairman of the Board, Mr. Spilko, for whom information is provided above. Mr. Huber and Mr. Quain were first elected to offices of the Fund in 1992 and 1997, respectively. Messrs. Santiago and Beauport were first elected to offices of the Fund in 1998. Messrs. Reinmuth and Schwytter were first elected to offices of the Fund in 1999. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors.


                                                                PRINCIPAL OCCUPATIONS AND OTHER
        NAME, AGE                     POSITION                  AFFILIATIONS DURING THE PAST FIVE YEARS
        ---------                     --------                  ---------------------------------------

Michael K. Quain, age 42        President and Chief             First Vice President of Bank Julius Baer & Co., Ltd.
                                Financial Officer               (New York Branch) and Vice President of Julius Baer
                                                                Securities Inc.; President and Chief Financial Officer,
                                                                Julius Baer Investment Funds.

Hansruedi Huber, age 41         Chief Investment Officer        Senior Vice President of Investments, Julius Baer Securities,
                                                                Inc.; President and Member of the Management Committee of Julius
                                                                Baer Asset Management Ltd.

Peter Reinmuth, age 31          Vice President and              Vice President of Investments, Julius Baer Securities Inc.
                                Investment Officer

Urs G. Schwytter, age 40        Vice President                  Deputy General Manager, Senior Vice President, Head of Private
                                                                Banking, Bank Julius Baer & Co., Ltd. (New York Branch); Vice
                                                                President, Julius Baer Investment Funds.

Hector Santiago, age 31         Vice President                  Vice President of Bank Julius Baer & Co., Ltd. (New York Branch)
                                                                and Julius Baer Securities, 1998 - present;  Assistant Vice
                                                                President - Accounting, Operations & Trading  Manager, EFG Capital
                                                                Intl., 1996 - 1998; Assistant Vice President - Trading
                                                                Manager/Treasurer, Coults & Co. (USA) Intl., 1988 - 1996.

Pierre Beauport, age 30         Treasurer and Secretary         Assistant Vice President of Bank Julius Baer & Co., Ltd. New York
                                                                Branch, 1998 - present; Treasurer and Secretary of Julius Baer
                                                                Investment Funds, 1999 - present; Assistant Secretary and Assistant
                                                                Treasurer of Julius Baer Investment Funds, 1998 - 1999;  Senior
                                                                Analyst - Mutual Fund Administration at AMT Capital Services, Inc.
                                                                and Investment Accountant at Furman Selz LLC, prior to 1998.


REQUIRED VOTE

   Election of each of the listed nominees for Director of the Fund will require the affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.


      PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

   KPMG LLP ("KPMG"), formerly KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, has served as independent accountants for the Fund since the Fund's commencement of operations on July 17, 1990, and is being recommended by the Directors of the Fund to serve in such capacity for the Fund's fiscal year ending March 31, 2001. The Board of Directors of the Fund approved KPMG as independent accountants of the Fund at a Board of Directors Meeting held on March 15, 2000.

   KPMG also serves as independent accountants for Julius Baer Investment Funds, an investment company affiliated with the Fund, but has no relationship with such funds other than as independent accountants. During the fiscal year ending March 31, 2000, the services provided to the Fund by KPMG included examination of financial statements, review of filings with the SEC and tax returns. No other services were provided by KPMG to the Fund.

   It is intended that proxies not limited to the contrary will be voted in favor of ratifying KPMG as independent public accountants to certify every financial statement of the Fund required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending March 31, 2001. KPMG has no direct or material indirect interest in the Fund. Representatives of KPMG are expected to be present at the Annual Meeting, will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

REQUIRED VOTE

   A majority of the votes cast at the Annual Meeting, in person or by proxy, is required for ratification of KPMG as independent accountants for the Fund.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF KPMG LLP, AS INDEPENDENT ACCOUNTANTS FOR THE FUND.

                             ADDITIONAL INFORMATION

                      SUBMISSION OF STOCKHOLDER PROPOSALS

   All proposals by Stockholders of the Fund that are intended to be presented at the Fund's next annual meeting of Stockholders to be held in 2001 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to that meeting no later than January 12, 2001.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the 1934 Act requires the Fund's executive officers and directors, and persons who beneficially own more than ten percent of the Fund's Shares, to file reports of initial ownership and changes in ownership with the SEC, the New York Stock Exchange, Inc., and the Fund. To the Fund's knowledge, based solely upon review of the copies of such reports furnished to the Fund and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its directors, officers and greater than ten percent owners were complied with during the fiscal year ended March 31, 2000.

                OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

   The Directors do not intend to present any other business at the Annual Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND FOR PROPOSAL 2. Please refer to the Proxy Statement for a discussion of the Proposals.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.


1.  ELECTION OF DIRECTORS               FOR             WITHHOLD        FOR ALL
                                                        AUTHORITY

Harvey B. Kaplan - Class III            |   |           |   |           |   |


Thomas J. Gibbons - Class III

Bernard Spilko - Class III


INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR
ANY INDIVIDUAL NOMINEE(S), WRITE THE NOMINEE(S) NAME
ON THE LINE BELOW.

---------------------------------------

                                        FOR             AGAINST         ABSTAIN

2. Ratification of the selection
   of KPMG LLP as independent
   accountants  for the Fund.           |   |           |   |           |    |

THE EUROPEAN WARRANT FUND, INC.       PROXY SOLICITED BY THE BOARD OF DIRECTORS

   The undersigned hereby appoints Michael K. Quain, Bernard Spilko or Cynthia
J. Surprise and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The European Warrant Fund, Inc. (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the office of the Fund, 330 Madison Avenue, New York, New York 10017 on June 21, 2000 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                        IN THE ENVELOPE PROVIDED

                                        Date ____________________________ , 2000

                         NOTE:  Please sign exactly as your name appears on this
                            Proxy.  If joint owners, EITHER may sign this Proxy.
                     When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                             ___________________________________________________
                                                                    Signature(s)

                             ___________________________________________________
                                                      (Title(s), if  applicable)